Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Healthier Choices Management Corp. (the “Company”) on Form 10-K for the year ended December 31, 2024, as filed with the Securities and Exchange Commission on the date hereof, I, Jeffrey Holman, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The annual report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2.	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 14, 2025

/s/ Jeffrey Holman
Jeffrey Holman
Chief Executive Officer
(Principal Executive Officer)

In connection with the annual report of Healthier Choices Management Corp. (the “Company”) on Form 10-K for the year ended December 31, 2024, as filed with the Securities and Exchange Commission on the date hereof, I, John Ollet, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The annual report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2.	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 14, 2025

/s/ John Ollet
John Ollet
Chief Financial Officer
(Principal Financial Officer)